                                                                    Exhibit 99.1



                               Agere Systems Inc.
                          Unaudited Segment Information
                              (dollars in millions)

                                                                Quarter Ended
                                                     --------------------------------------
                                        Fiscal Yr    Sep 30     Jun 30     Mar 31    Dec 31   Fiscal Yr   Fiscal Yr
                                          2001        2001       2001       2001      2000       2000       1999
                                          ----        ----       ----       ----      ----       ----       ----
Revenue
   Client                                $ 1,406     $   302    $   335    $  336    $  433     $1,649     $1,424
   Infrastructure                          2,674         298        592       855       929      3,059      2,290
                                         -------     -------    -------    ------    ------     ------     ------
Total Revenue                              4,080         600        927     1,191     1,362      4,708      3,714

Gross Profit (Loss)- $
   Client                                    334          65         48        71       150        631        574
   Infrastructure                            662         (55)       (83)      370       430      1,522      1,191
                                         -------     -------    -------    ------    ------     ------     ------
Total Gross Profit (Loss) - $                996          10        (35)      441       580      2,153      1,765

Gross Profit (Loss) - %
   Client                                   23.8%       21.5%      14.3%     21.1%     34.6%      38.3%      40.3%
   Infrastructure                           24.8%     (18.5)%    (14.0)%     43.3%     46.3%      49.8%      52.0%
                                         -------     -------    -------    -------   ------     ------     ------
Total Gross Profit (Loss) - %               24.4%        1.7%     (3.8)%     37.0%     42.6%      45.7%      47.5%

Other Costs and Expenses
   Selling, general and administrative       597         116        145       179       157        535        573
   Research and development                  951         197        217       261       276        827        683
                                         -------     -------    -------    ------    ------     ------     ------

Segment Operating Income (Loss)
   Client                                   (175)        (50)       (60)      (72)        7        133         31
   Infrastructure                           (377)       (253)      (337)       73       140        658        478
                                         -------     -------    -------    ------    ------     ------     ------
Total Segment Operating Income (Loss)    $  (552)    $  (303)   $  (397)   $    1    $  147     $  791     $  509
                                         =======     =======    =======    ======    ======     ======     ======

Reconciliation of Segment Operating
 Income (Loss) to Reported Operating
 Income (Loss):
  Segment Operating Income (Loss)        $  (552)    $  (303)   $  (397)   $    1    $  147     $  791     $  509
   Purchased in-process research and
    development costs                        --          --         --        --        --         446         17
   Amortization of goodwill and other
    acquired intangibles                     415          80        112       112       111        189         13
   Restructuring and separation expenses     662         153        462        36        11        --         --
   Impairment of goodwill and other
    acquired intangibles                   2,762       2,735         27       --        --         --         --
                                         -------     -------    -------    ------    ------     ------     ------
  Reported Operating Income (Loss)       $(4,391)    $(3,271)   $  (998)   $ (147)   $   25     $  156     $  479
                                         =======     =======    =======    ======    ======     ======     ======